Putnam
California
Tax Exempt
Income Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report further progress in Putnam's reforms on behalf of shareholders. The most significant news is the settlement that has been reached with the Securities and Exchange Commission and with regulatory authorities in the Commonwealth of Massachusetts regarding market timing in Putnam funds. Putnam President and Chief Executive Officer Ed Haldeman has sent a letter to all shareholders describing the terms of the settlement. Most of the $110 million to be paid by Putnam Investment Management, LLC will be distributed to the funds as restitution to shareholders, thereby fulfilling an important element of the initial settlement that Putnam reached with the SEC in November 2003.

Over the past several months, Putnam has also introduced a number of voluntary reforms. We would like to call your attention to two of them. Expense and risk comparisons for this fund can be found following the Performance Summary of this report. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and to compare these expenses with the average expenses of funds in the same Lipper peer group. The risk comparison shows the fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information will provide valuable tools for you and your financial advisor when you make decisions about your financial program.

During the six-month period ended March 31, 2004, Putnam California Tax Exempt Income Fund delivered results that were in line with its benchmark and only slightly behind its Lipper peer group average, based on returns at net asset value. The accompanying report from the fund's management team explains that the fund benefited from an overall increase in investor interest in lower-rated bonds. Also, it discusses the team's efforts to avoid undue exposure to California general obligation bonds while maintaining an attractive level of current income.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 19, 2004


Report from Fund Management

Fund highlights

 * During the six months ended March 31, 2004, Putnam California Tax Exempt Income Fund's class A shares generated a 3.11% total return at net asset value (NAV) and -1.75% at public offering price (POP).

 * Results at NAV were in line with those of the fund's benchmark, the Lehman Municipal Bond Index, which returned 3.12% for the semiannual period.

 * A somewhat defensive duration positioning caused the fund to slightly lag the average for its Lipper category, California Municipal Debt Funds, which was 3.26% for the period based on the results at NAV.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

As interest rates trended irregularly downward during much of the semiannual period, low yields on Treasuries and high-quality bonds, coupled with the prospect for an improving economy, encouraged investors to accept higher risks in pursuit of greater returns. This led to general outperformance by higher-yielding issues, including several of your fund's holdings.

However, the fund's defensive position with respect to duration -- a measure of interest-rate sensitivity -- limited its upside potential during the period and contributed to its slight underperformance of its Lipper category. We had positioned the portfolio defensively in an effort to minimize the negative impact of an anticipated rise in interest rates. Although rates trended slightly lower during the fund's fiscal year, in late March they shifted upward and our decision to keep the fund's duration slightly shorter than its competitive universe appeared prudent.

FUND PROFILE

Putnam California Tax Exempt Income Fund invests typically in intermediate- to long-maturity municipal bonds issued in the state of California, which are used to help finance public projects such as schools, roads, water facilities, and hospitals. The fund may be appropriate for residents of California who seek income that is free from state and federal income taxes.

Diversification among issuers and the fact that only a small portion of the fund's municipal bond holdings is backed by taxpayer receipts have helped it remain somewhat insulated from California's fiscal crisis. The fund's tobacco settlement bonds also continued to demonstrate the strength they had begun to show late in 2003, as the litigation environment for the tobacco industry improved. See page 4 for a more detailed discussion.


Market overview

Municipal bond yields -- which move in the opposite direction of their prices -- were volatile between October 1, 2003, and March 31, 2004. Yields ended the semiannual period about where they had started. The ratio between yields of 10-year municipal bonds and 10-year Treasuries fluctuated. Municipals yielded about 80% of comparable Treasury yields at the end of December, then jumped back to about 90% by the end of March. Overall, the yield curve -- which shows the difference in yield between shorter- and longer-maturity bonds -- flattened somewhat, and credit spreads -- the difference in yields between higher-and lower-rated bonds -- generally narrowed. The economy continued to improve on nearly all fronts, yet a lack of job growth continued to cause uncertainty. The Federal Reserve Board held the federal funds rate steady at 1%. The dollar weakened during the period. Municipal bond issuance continued to be very strong as states and municipalities sought to address budget shortfalls that resulted from decreased tax revenues. California residents approved a plan to issue $15 billion in debt to help with the state's budget crisis. Although ongoing tobacco litigation continued to make headlines, the municipal bond market largely discounted the news.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          3.12%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         2.98%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             2.49%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             1.88%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     14.08%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 13.51%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                18.97%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/04.
-------------------------------------------------------------------------------

Strategy overview

We shortened the fund's duration (a measure of a fund's sensitivity to changes in interest rates) during the period, since in a strengthening economy, it appears likely that interest rates could rise at some point. At the start of October, the fund was slightly defensive. In January 2004, we shortened the duration further. This did not help the fund's performance until later in the period.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to take profits where appropriate. We also continued to take opportunities to diversify the portfolio by adding selectively to the fund's lower-quality holdings. Compared to the benchmark, the portfolio remains slightly overweighted in lower-rated, higher yielding bonds.

The fund remains underweighted in California general obligation bonds. Voters recently approved Proposition 57, which paved the way for a $15 billion bond issue to provide long-term financing of the state's accumulated deficit. Although this was good news in the short term because it removed some uncertainty in the municipal bond market, we remain concerned that the new issuance will flood the market and cause California general obligation bonds to underperform. We are also concerned because the state's structural budget deficit problem is not yet solved.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                            9/30/03    3/31/04

Average effective
maturity in years             9.2         7.4

Duration in years             7.0         5.9

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

Although diversification remains important for this fund, both in terms of quality and issuer, the portfolio has only a small position in California General Obligations (GOs), which are backed by receipts from taxpayers. We believe that, in the near term, the potential demand for the planned $15 billion deficit financing issue remains untested.

We continued to reduce certain larger positions in lower-rated bonds that have been in the portfolio for a long time. For example, we sold part of the fund's exposure to Thousand Oaks California Community Facilities District for Marketplace Pedestrian Mall, unrated bonds with a coupon of 6 7/8% that mature in 2024. With all risks considered, we are comfortable owning this issue, so we sold off portions gradually, retaining a smaller position.

Similarly, we took the opportunity to reduce the fund's exposure to Valley Health Systems, Certificates of Participation Refunding Project. These bonds are rated B+ by Moody's, were issued with a coupon of 6 7/8%, and mature in 2023. We sold portions of this position as we found interested buyers at prices that looked attractive. The fund also benefited from the resolution of a defaulted holding, Corona California Certificates of Participation for Vista Hospital, which were issued with a coupon of 9 1/2% and a maturity date in 2020. We sold our position as a result and later purchased different Corona California Certificates.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA           (64.9%)

Aa/AA              (6.9%)

A                  (2.8%)

Baa/BBB           (16.4%)

Ba/BB              (5.1%)

B and lower        (1.0%)

VMIG1              (2.9%)

Footnote reads:
As a percentage of market value as of 3/31/04. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Tobacco settlement bonds also performed well during the period. These specialized bonds are secured by the income stream from tobacco companies' settlement obligations to the states and generally offer higher yields than bonds of comparable quality. We carefully monitored developments in the tobacco industry, particularly with regard to ongoing litigation and other factors affecting demand for these bonds. The municipal bond market has largely ignored recent unfavorable headlines and the downgrading of some New York tobacco settlement bonds by Moody's rating service. In our view, the backdrop for the tobacco industry remains fundamentally positive, and the fund remains overweighted in these types of bonds. When appropriate from a value standpoint, we have increased the fund's exposure to them. Recent purchases included California Tobacco Securitization Agency Revenue Bonds, rated Baa2 by Moody's, with a coupon of 5 1/2% maturing in 2030. We also added California Statewide Financing Authority Tobacco Settlement Revenue Bonds, also rated Baa2 by Moody's, with a coupon of 5 5/8% maturing in 2029.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Lingering unemployment had been an anomaly in an otherwise robust economic recovery. However, in early April 2004, after the fiscal period ended, employment data at last showed marked improvement. We believe the underlying strength in the economy will foster higher interest rates in the future. In keeping with our views, the fund's duration is now relatively short to keep the portfolio defensively positioned. We expect that the credit quality of general obligation municipal bonds will remain under pressure, partly because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. We are looking to maintain a moderate amount of credit risk while maintaining a diversified portfolio. We will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.



------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04
------------------------------------------------------------------------------------------------------------
                             Class A               Class B               Class C               Class M
(inception dates)           (4/29/83)              (1/4/93)             (7/26/99)             (2/14/95)
------------------------------------------------------------------------------------------------------------
                          NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
------------------------------------------------------------------------------------------------------------
6 months                 3.11%     -1.75%      2.78%     -2.22%      2.85%      1.85%      2.96%     -0.37%
------------------------------------------------------------------------------------------------------------
1 year                   5.51       0.45       4.94      -0.06       4.75       3.75       5.31       1.84
------------------------------------------------------------------------------------------------------------
5 years                 27.80      21.66      23.86      21.88      22.91      22.91      26.01      21.98
Annual average           5.03       4.00       4.37       4.04       4.21       4.21       4.73       4.05
------------------------------------------------------------------------------------------------------------
10 years                80.27      71.72      69.10      69.10      66.51      66.51      74.58      68.87
Annual average           6.07       5.56       5.39       5.39       5.23       5.23       5.73       5.38
------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)           7.69       7.44       6.88       6.88       6.84       6.84       7.26       7.09
------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for
taxes. Returns at public offering price (POP) for class A and M   shares
reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.


--------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/04
--------------------------------------------------------------
                          Lehman        Lipper California
                          Municipal     Municipal Debt
                          Bond          Funds category
                          Index         average*
--------------------------------------------------------------
6 months                  3.12%             3.26%
--------------------------------------------------------------
1 year                    5.86              5.25
--------------------------------------------------------------
5 years                  33.85             26.24
Annual average            6.01              4.77
--------------------------------------------------------------
10 years                 93.24             79.52
Annual average            6.81              6.02
--------------------------------------------------------------
Annual average
(life of fund)            8.20              7.64
--------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/04, there were 128, 128, 92, and 54 funds, respectively, in this Lipper category.


------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/04
------------------------------------------------------------------------------------------------------------
                                  Class A              Class B             Class C             Class M
------------------------------------------------------------------------------------------------------------
Distributions (number)              6                    6                   6                   6
------------------------------------------------------------------------------------------------------------
Income 1                         $0.208802            $0.180727           $0.174891           $0.195654
------------------------------------------------------------------------------------------------------------
Capital gains 1
------------------------------------------------------------------------------------------------------------
Long-term                      $0.023700            $0.023700           $0.023700           $0.023700
------------------------------------------------------------------------------------------------------------
Short-term                     $0.013200            $0.013200           $0.013200           $0.013200
------------------------------------------------------------------------------------------------------------
Total                            $0.245702            $0.217627           $0.211791           $0.232554
------------------------------------------------------------------------------------------------------------
Share value:                    NAV     POP              NAV                 NAV             NAV     POP
------------------------------------------------------------------------------------------------------------
9/30/03                       $8.62    $9.05            $8.62               $8.65          $8.61    $8.90
------------------------------------------------------------------------------------------------------------
3/31/04                        8.64     9.05*            8.64                8.68           8.63     8.92
------------------------------------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------------------------------------
Current dividend rate 2       4.43%    4.23%            3.77%               3.61%          4.12%    3.98%
------------------------------------------------------------------------------------------------------------
Taxable equivalent 3          7.51     7.18             6.40                6.12           6.99     6.75
------------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 4                   3.17     3.02             2.51                2.36           2.86     2.77
------------------------------------------------------------------------------------------------------------
Taxable equivalent 3          5.38     5.12             4.26                4.00           4.85     4.70
------------------------------------------------------------------------------------------------------------


 * Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes maximum 41.05% federal and state combined tax rate for 2003.
   Results for investors subject to lower tax rates would not be as advantageous.

 4 Based only on investment income, calculated using SEC guidelines.


Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam California Tax Exempt Income Fund from September 30, 2003, to March 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/04
-----------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Expenses paid per $1,000*            $4         $7         $8         $5
-----------------------------------------------------------------------------
Ending value (after expenses)    $1,031     $1,028     $1,029     $1,030
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by 365 (or 366, for leap years).


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2004, use the calculation method below. See your September 30, 2003, Putnam statement or call Putnam at 1-800-225-1581 to find the value of your investment in the fund on September 30, 2003.


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HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                 Expenses paid          expenses
investment on 9/30/03  [DIV]    $1,000   X    per $1,000          =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]    $1,000   X  $4 (see table above)  =  $40
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/04
-----------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Expenses paid per $1,000*            $4         $7         $8         $6
-----------------------------------------------------------------------------
Ending value (after expenses)    $1,042     $1,036     $1,034     $1,039
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by 365 (or 366, for leap years).

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio                    0.78%      1.43%      1.58%      1.08%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+     0.83%      1.48%      1.63%      1.13%
-----------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data are for the most recent fiscal periods available as of March 31, 2004. For class B, C, and M shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.



[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.27

Municipal bond
fund average           0.21

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of
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calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's
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A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
March 31, 2004 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
IF COP                Inverse Floating Rate Certificate of Participation
MBIA                  MBIA Insurance Company
TAN                   Tax Anticipation Notes
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (99.5%) (a)
Principal amount                                     Rating (RAT)         Value

California (90.6%)
-------------------------------------------------------------------------------
    $9,500,000 Alameda, Corridor Trans. Auth.
               Rev. Bonds, Ser. A, 5 1/4s, 10/1/21   Aaa            $10,343,125
    16,000,000 Anaheim, IF COP (Convention Ctr.),
               MBIA, 11.17s, 7/16/23 (acquired
               12/1/97, cost $16,000,000) (RES)      Aaa             20,080,000
    24,000,000 Anaheim, Pub. Fin. Auth. Tax Alloc.
               IFB, MBIA, 11.72s, 12/28/18
               (acquired 11/24/97, cost
               $23,514,220) (RES)                    Aaa             32,640,000
       975,000 Association of Bay Area Governments
               (ABAG) Fin. Auth. for Nonprofit
               Corps. Rev. Bonds (San Diego Hosp.
               Assn.), Ser. C, 5 3/8s, 3/1/21        Baa1               985,969
     3,390,000 Burbank, Pub. Fin. Auth. Rev. Bonds
               (West Olive Redev.), AMBAC, 5s,
               12/1/26                               Aaa              3,500,175
    11,180,000 CA Edl. Fac. Auth. IFB (PA 839),
               9.043s, 12/1/32 (acquired 5/14/01,
               cost $11,230,310) (RES)               AAA/P           12,465,700
               CA Edl. Fac. Auth. Rev. Bonds
    20,000,000 (U. of Southern CA), Ser. C, 5 1/8s,
               10/1/28                               Aa1             20,925,000
     4,000,000 (CA Institute of Technology),
               Ser. A, 5s, 10/1/32                   Aaa              4,150,000
               CA Hlth. Fac. Fin. Auth. Rev. Bonds
     3,500,000 (Adventist Hlth. Syst.), Ser. A, 5s,
               3/1/33                                A                3,508,750
     6,390,000 (Lucile Salter Packard Hosp.),
               Ser. C, AMBAC,  5s, 8/15/24           Aaa              6,653,332
     2,500,000 (Stanford Hosp. & Clinics), Ser. A,
               5s, 11/15/23                          A3               2,543,750
    19,340,000 Ser. B, AMBAC, 5s, 7/1/21             AAA             19,810,155
     1,660,000 Ser. B, AMBAC, 5s, 7/1/21
               (Prerefunded)                         AAA              1,709,302
    35,385,000 Ser. 5, MBIA, 5s, 7/1/14              Aaa             36,383,211
               CA Infrastructure & Econ. Dev. Bank
               Rev. Bonds (Bay Area Toll Bridges)
    12,000,000 AMBAC, 5s, 7/1/33                     Aaa             12,480,000
     5,000,000 Ser. A, FGIC, 5s, 7/1/29              Aaa              5,218,750
               CA Poll. Control Fin. Auth.
               Mandatory Put Bonds
     6,500,000 2s, 3/1/08                            Baa2             6,491,875
     6,000,000 2s, 2/28/08                           Baa2             5,992,500
     7,000,000 CA Poll. Control Fin. Auth. Solid
               Waste Disp. FRB (Waste Mgmt., Inc.),
               Ser. B, 4.45s, 7/1/27                 BBB              7,183,750
    10,290,000 CA Poll. Control Fin. Auth. Solid
               Waste Disp. Rev. Bonds (Keller
               Canyon Landfill Co.), 6 7/8s,
               11/1/27                               BB-             10,308,316
    24,200,000 CA State Dept. of Wtr. Resources
               IFB (Central Valley), 12.649s,
               12/1/12 (acquired 10/23/97, cost
               $25,632,450) (RES)                    Aa2             37,752,000
               CA State Dept. of Wtr. Resources
               Rev. Bonds
     8,500,000 Ser. A, AMBAC, 5 1/2s, 5/1/16         Aaa              9,583,750
   100,000,000 Ser. A, AMBAC, 5 1/2s, 5/1/15         Aaa            113,500,000
    26,000,000 Ser. A, AMBAC, 5 1/2s, 5/1/14         Aaa             29,672,500
     4,000,000 Ser. A, 5 1/4s, 5/1/20                A3               4,245,000
     5,000,000 Ser. W, FSA, 5 1/8s, 12/1/29          Aaa              5,243,750
    25,000,000 Ser. A, 5 1/8s, 5/1/19                A3              26,125,000
    20,000,000 Ser. A, 5 1/8s, 5/1/18                A3              21,050,000
    23,000,000 Ser. O, MBIA, 4 3/4s, 12/1/29         Aaa             23,057,500
               CA State G.O. Bonds
    20,400,000 FGIC, 8s, 11/1/07                     AAA             22,848,000
    16,540,000 AMBAC, 6s, 2/1/18                     Aaa             19,930,700
    16,545,000 AMBAC, 5 1/2s, 4/1/11                 Aaa             19,006,069
    10,000,000 5 1/4s, 2/1/20                        Baa1            10,750,000
    21,000,000 5 1/4s, 2/1/18                        Baa1            22,706,250
     5,500,000 5.1s, 2/1/34                          Baa1             5,513,750
    20,800,000 Ser. 33, MBIA, zero %, 10/1/11        AAA             16,016,000
    60,000,000 MBIA, zero %, 9/1/11                  AAA             46,350,000
               CA State Pub. Wks. Board Lease
               Rev. Bonds
    28,000,000 Ser. A, MBIA, 6 1/2s, 9/1/17          Aaa             35,175,000
    33,500,000 (Dept. of Corrections-State
               Prisons), Ser. A, AMBAC, 5s, 12/1/19  Aaa             36,556,875
    14,315,000 (Dept. of Corrections), Ser. D,
               MBIA, 5s, 12/1/18                     Aaa             15,478,094
     1,340,000 CA State U. Foundation
               Rev. Bonds (Sacramento Auxiliary),
               Ser. A, MBIA, 5 1/2s, 10/1/37         Aaa              1,452,225
               CA Statewide Cmnty. Dev. Auth. Apt.
               Dev. Rev. Bonds (Irvine Apt. Cmntys.)
    12,500,000 Ser. A-4, 5 1/4s, 5/15/25             Baa2            13,031,250
    11,000,000 Ser. A-3, 5.1s, 5/15/25               Baa2            11,591,250
    15,300,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-            14,974,875
               CA Statewide Cmnty. Dev. Auth.
               Multi-Fam. Rev. Bonds
     6,000,000 (Archstone Communities), 5.3s,
               6/1/29                                Baa1             6,382,500
     5,000,000 (Hsg. Equity Res.), Ser. B, 5.2s,
               12/1/29                               Baa1             5,350,000
     3,500,000 CA statewide Cmnty. Dev. Auth. Solid
               Waste Fac. Rev. Bonds (Waste Mgt.,
               Inc.), 4.95s, 4/1/11                  BBB              3,500,000
     4,000,000 CA Statewide Cmnty. Dev. Auth.
               Special Tax FRB (Hsg. Equity Res. -
               C), 5.2s, 12/1/29                     Baa1             4,310,000
               CA Statewide Cmnty. Dev. Auth.
               Special Tax Rev. Bonds
     1,695,000 (Cmnty. Fac. Dist. No. 1-Zone 1A),
               7 1/2s, 9/1/30                        BB-/P            1,756,444
     2,270,000 (Cmnty. Fac. Dist. No. 1-Zone 1C),
               7 1/4s, 9/1/30                        BB-/P            2,374,988
     1,630,000 (Citrus Garden Apt. Project - D1),
               5 1/4s, 7/1/22                        A                1,676,863
     1,750,000 (Cmnty. Fac. Dist. No. 1-Zone 1B),
               zero %, 9/1/20                        BB-/P              562,188
     1,500,000 CA Statewide Cmnty. Dev. Auth. VRDN
               (Concordia U. Irvine), Ser. A,
               1.03s, 10/1/31                        VMIG1            1,500,000
     3,990,000 CA Statewide Fin. Auth. Tobacco
               Settlement Rev. Bonds, Class B,
               5 5/8s, 5/1/29                        Baa2             3,675,788
               CA Tobacco Securitization Agcy.
               Rev. Bonds
     1,000,000 (Gold Cnty. Funding Corp.), 5 3/4s,
               6/1/27                                Baa2               945,000
     5,000,000 (Sonoma Cnty. Corp.) Ser. B, 5 1/2s,
               6/1/30                                Baa2             4,443,750
     8,000,000 Capistrano, Unified School Dist.
               Cmnty. Fac. Special Tax Bonds
               (Ladera), Ser. 98-2, 5 3/4s, 9/1/29   BB/P             8,230,000
    10,800,000 Central CA Joint Pwr. Hlth. Fin.
               Auth. COP (Cmnty. Hosp. of Central
               CA), 6s, 2/1/30                       Baa2            11,124,000
    32,000,000 Chino Basin, Regl. Fin. Auth.
               Rev. Bonds, AMBAC, 5 3/4s, 8/1/22     Aaa             32,948,800
               Chula Vista, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds
     3,750,000 (No. 06-1 Eastlake Woods Area) 6.2s,
               9/1/33                                BB/P             3,843,750
     2,000,000 (No. 06-1 Eastlake Woods Area)
               6.15s, 9/1/26                         BB/P             2,042,500
     4,420,000 (Cmnty. Fac. Dist. No. 97-3), 6.05s,
               9/1/29                                BB-/P            4,530,500
    66,780,000 Commerce, Redev. Agcy. Rev. Bonds
               (Project 1,  Tax Alloc.), zero %,
               8/1/21                                BBB             24,040,800
    35,000,000 Contra Costa, Home Mtge. Fin. Auth.
               Rev. Bonds, Ser. G, MBIA, zero %,
               9/1/17                                Aaa             19,293,750
               Contra Costa, Wtr. Dist. Rev. Bonds,
               Ser. G, MBIA
    36,915,000 5s, 10/1/26                           Aaa             37,607,156
    41,500,000 5s, 10/1/24                           Aaa             42,381,875
    10,000,000 Corona, COP (Vista Hosp. Syst.),
               zero %, 7/1/29 (In default) (NON)     D/P                200,000
    19,250,000 Delano, COP (Delano Regl. Med.
               Ctr.), 5.6s, 1/1/26                   BBB-            19,105,625
               Duarte, COP, Ser. A
    15,200,000 5 1/4s, 4/1/31                        Baa2            15,105,000
     7,500,000 5 1/4s, 4/1/24                        Baa2             7,528,125
    10,725,000 El Camino, Hosp. Dist. Rev. Bonds,
               Ser. A, AMBAC, 6 1/4s, 8/15/17        Aaa             12,937,031
     1,150,000 Folsom, Special Tax (Cmnty. Facs.
               Dist. No. 10), 5 7/8s, 9/1/28         BB/P             1,162,938
               Foothill/Eastern Corridor Agcy. Toll
               Roads Rev. Bonds
    34,150,000 (Sr. Lien), Ser. A, U.S. Govt.
               Coll., 6 1/2s, 1/1/32                 Aaa             38,717,563
    38,875,000 (Sr. Lien), Ser. A, U.S. Govt.
               Coll., 6s, 1/1/34                     Aaa             43,540,000
    19,000,000 5 3/4s, 1/15/40                       Baa3            19,665,000
     5,000,000 MBIA, 5 3/8s, 1/15/14                 Aaa              5,637,500
               Golden State Tobacco Securitization
               Corp. Rev. Bonds
     6,075,000 Ser. A-4, 7.8s, 6/1/42                Baa2             6,659,719
    14,000,000 Ser. 2003 A-1, 6 1/4s, 6/1/33         Baa2            13,720,000
    36,000,000 Ser. B, 5 1/2s, 6/1/33                Baa2            36,675,000
               Huntington Beach, Cmnty. Fac. Dist.
               Special Tax (No. 2003-1 Huntington
               Ctr.)
     2,845,000 5.85s, 9/1/33                         BB-/P            2,845,000
     1,000,000 5.8s, 9/1/23                          BB-/P            1,000,000
               Irvine, Impt. Board Act of 1915
               Special Assmt. Bonds
     5,000,000 (Assmt. Dist. No. 00-18-GRP 2),
               5.6s, 9/2/22                          BB+/P            5,056,250
     1,830,000 (Assmt. Dist. No. 00-18-GRP 3),
               5.55s, 9/2/26                         BB+/P            1,852,875
               Irvine, Impt. Board Act of 1915 VRDN
     8,516,000 (Assmt. Dist. No. 94-13), 2 1/4s,
               9/2/22                                VMIG1            8,516,000
    24,200,000 (Assmt. Dist. No. 97-17), 1.06s,
               9/2/23                                VMIG1           24,200,000
     3,124,000 (Assmt. Dist. No. 97-16), 1.06s,
               9/2/22                                VMIG1            3,124,000
    10,696,000 (Assmt. Dist. No. 94-15), 1.06s,
               9/2/20                                VMIG1           10,696,000
               Irvine Ranch, Wtr. Dist. VRDN
    12,100,000 1.10s, 4/1/33                         VMIG1           12,100,000
     9,250,000 (Cons. Bonds), Ser. B, 1.10s,
               10/1/10                               A-1+             9,250,000
     3,085,000 Kern, Cmnty. College Dist. G.O.
               Bonds (Safety Repair & Impt.),
               Ser. A, FGIC, 5s, 11/1/19             AAA              3,324,088
    10,510,000 Kern, High School Dist. IFB, Ser.
               14, MBIA, 11.63s, 2/1/13 (acquired
               6/29/98, cost $14,124,599) (RES)      Aaa             14,661,450
     1,950,000 La Quinta, Redev. Agcy. Tax Alloc.
               (Area No. 1), AMBAC, 5s, 9/1/21       Aaa              2,055,261
    14,180,000 Lake Elsinore, Pub. Fin. Auth. Tax
               Alloc. Rev. Bonds, Ser. C, 6.7s,
               10/1/33                               BB+/P           15,101,700
     4,035,000 Long Beach, Bond Fin. Auth.
               Rev. Bonds (Indl. Redev. Project),
               Ser. B , AMBAC, 5 1/2s, 11/1/22       Aaa              4,615,031
    37,465,000 Los Angeles, Convention & Exhibition
               Ctr. Auth. Lease COP, 9s, 12/1/20     Aaa             42,288,619
    25,000,000 Los Angeles, Harbor Dept.
               Rev. Bonds, 7.6s, 10/1/18             AAA             32,468,750
    26,235,000 Los Angeles, Pension Auth. COP,
               Ser. A, MBIA, 6.9s, 6/30/08           Aaa             31,318,031
               Los Angeles, Sanitation Equip.
               Rev. Bonds,  Ser. A, AMBAC
     4,725,000 5s, 2/1/20                            Aaa              5,067,563
     4,500,000 5s, 2/1/19                            Aaa              4,854,375
               Los Angeles, Unified School Dist.
               G.O. Bonds, MBIA
     6,880,000 5 3/4s, 7/1/15                        Aaa              8,213,000
     5,000,000 Ser. A, 5 1/2s, 7/1/15                Aaa              5,781,250
     6,830,000 Ser. E, 5 1/8s, 1/1/27                Aaa              7,171,500
    10,000,000 Los Angeles, Wtr. & Pwr. Rev. Bonds,
               Ser. B, FSA, 5s, 7/1/35               Aaa             10,362,500
    12,150,000 Los Angeles Cnty., Metropolitan
               Trans. Auth. Sales Tax Rev. Bonds
               (2nd Ser.), Ser. A, AMBAC, 5s,
               7/1/25                                Aaa             12,757,500
               Los Angeles Cnty., Pub. Wks. Fin.
               Auth. Rev. Bonds, Ser. A
    15,235,000 MBIA, 5 3/4s, 9/1/07                  Aaa             17,044,156
     7,000,000 AMBAC, 5 1/2s, 10/1/10                Aaa              7,918,750
     8,000,000 AMBAC, 5 1/2s, 10/1/09                Aaa              9,030,000
    20,000,000 Metropolitan Wtr. Dist. IFB
               (Southern CA Waterworks), 10.171s,
               8/10/18 (acquired 10/30/97, cost
               $18,346,924) (RES)                    Aa2             27,725,000
               Metropolitan Wtr. Dist. Rev. Bonds
    10,000,000 Ser. A, 5 1/2s, 7/1/10                Aa2             11,400,000
     6,330,000 Ser. C, 5s, 7/1/27                    Aa2              6,923,438
    19,925,000 Ser. C, 5s, 7/1/27 (Prerefunded)      Aa2             21,718,250
    14,090,000 Ser. A, 5s, 7/1/26                    Aa2             15,816,025
     7,180,000 Ser. 2004-A, 5s, 7/1/26               Aa2              7,449,250
    12,175,000 Ser. 2004-A, 5s, 7/1/26
               (Prerefunded)                         Aa2             13,666,438
    16,600,000 Mount Diablo, Hosp. Rev. Bonds,
               Ser. A, AMBAC,  5s, 12/1/13           Aaa             16,991,262
     1,000,000 Mountain View-Whisman, School Dist.
               G.O. Bonds (Election of 1998),
               Ser. D, MBIA, 5 3/8s, 6/1/22          AAA              1,093,750
     6,260,000 North Natomas, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds, Ser. B,
               6 3/8s, 9/1/31                        BB+/P            6,518,225
     4,000,000 North Orange Cnty., Cmnty. College
               G.O. Bonds, Ser. A, MBIA, 5s, 2/1/27  Aaa              4,150,000
     5,780,000 Northern CA Pwr. Agcy. Pub. Pwr.
               Rev. Bonds (Hydroelectric Project
               No. One), Ser. A, MBIA, 5 1/4s,
               7/1/12                                Aaa              6,473,600
     1,800,000 Northridge, Wtr. Dist. COP (1993 &
               2001),  AMBAC, 5 1/4s, 2/1/22         AAA              1,939,500
               Oakland, Bldg. Auth. Rev. Bonds,
               AMBAC
     6,540,000 5 1/2s, 4/1/13                        Aaa              7,406,550
     6,295,000 5 1/2s, 4/1/12                        Aaa              7,136,956
               Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds, Ser. A
     3,000,000 (Ladera Ranch - No. 1) 6 1/4s,
               8/15/30                               BB+/P            3,108,750
     1,800,000 (Ladera Ranch - No. 1) 6.2s, 8/15/23  BB+/P            1,838,250
     1,290,000 (Ladera Ranch - No. 1) 6.2s, 8/15/20  BB+/P            1,322,250
     2,400,000 (Ladera Ranch - No. 01-1), 6s,
               8/15/32                               BB/P             2,469,000
     3,725,000 (Ladera Ranch - No. 02-1), Ser. A,
               5.55s, 8/15/33                        BB+/P            3,743,625
     8,315,000 Orange Cnty., CA Sanitation Dist.
               VRDN, 1.10s, 8/1/16                   VMIG1            8,315,000
    12,840,000 Oxnard, Redev. Agcy. Tax Alloc.
               Rev. Bonds (Century City
               Revitalization), Ser. A, 6 1/2s,
               9/1/16                                BBB             13,163,568
     2,470,000 Paramount, Redev. Agcy. Tax Alloc.
               (Area No. 1), MBIA, 5s, 8/1/20        Aaa              2,630,550
    24,855,000 Pasadena, Cap. Impt. IF COP, AMBAC,
               5.35s, 2/1/14                         Aaa             28,956,075
     2,500,000 Placentia, Redev. Auth. Tax Alloc.
               Rev. Bonds, Ser. B, 5 3/4s, 8/1/32    BBB+             2,618,750
               Pleasanton, Joint Pwr. Fin. Auth.
               Rev. Bonds, Ser. B
     5,395,000 6 3/4s, 9/2/17                        BBB+/P           5,524,426
     8,315,000 6.6s, 9/2/08                          BBB+/P           8,513,812
     1,795,000 6 1/2s, 9/2/04                        BBB+/P           1,835,100
     3,640,000 Poway, Redev. Agcy. Tax Alloc.
               (Paguay Redev.), Ser. A, MBIA,
               5 1/4s, 6/15/21                       Aaa              3,935,750
     9,000,000 Rancho Cucamonga, Redev. Agcy. TAN
               (Rancho Redev. Project), MBIA,
               5 1/8s, 9/1/30                        Aaa              9,393,750
    10,400,000 Redding, Elec. Syst. IFB, MBIA,
               11.539s, 7/1/22                       Aaa             15,249,000
     4,250,000 Riverside Cnty., Pub. Fin. Auth.
               COP, 5.8s, 5/15/29                    BBB-             4,340,313
               Riverside Cnty., Pub. Fin. Auth.
               Impt. Special Assmt. Bonds (Rancho
               Village)
       700,000 6 3/4s, 9/2/14                        BB/P               735,000
     3,610,000 Ser. B, 6 1/4s, 9/2/13                BB/P             3,831,113
               Roseville, Cmnty. Fac. Special Tax
               Bonds (Dist. 1)
     1,750,000 6s, 9/1/33                            BB/P             1,767,500
    11,200,000 5 3/4s, 9/1/23                        BB+/P           11,256,000
               Sacramento, Muni. Util. Dist. Elec.
               Rev. Bonds
    12,000,000 Ser. A, MBIA, 6 1/4s, 8/15/10         Aaa             14,355,000
     3,000,000 Ser. K, AMBAC, 5.7s, 7/1/17           Aaa              3,562,500
    11,500,000 Ser. K, AMBAC, 5 1/4s, 7/1/24         Aaa             12,822,500
               Sacramento, Special Tax Rev. Bonds
               (North Natomas Cmnty. Fac.)
     1,500,000 6s, 9/1/28                            BB/P             1,550,625
     4,905,000 Ser. 4-A, 5.7s, 9/1/23                BB+/P            4,929,525
     7,500,000 Sacramento Cnty., Sanitation Dist.
               Rev. Bonds, Ser. A, 5 7/8s, 12/1/27   AA               8,100,000
     1,845,000 San Bernardino, Cmnty. College Dist.
               G.O. Bonds (Election of 2002),
               Ser. B, MBIA, 5 1/4s, 8/1/22          Aaa              2,001,825
     6,000,000 San Diego, ABAG Fin. Auth. For
               Nonprofit Corps. Rev. Bonds (San
               Diego Hosp.), Ser. A, 6 1/8s,
               8/15/20                               Baa1             6,420,000
    15,350,000 San Diego, Pub. Fac. Fin. Auth. Swr.
               Rev. Bonds, FGIC, 5s, 5/15/25         Aaa             15,752,938
               San Diego, School Dist. G.O. Bonds
               (Election of 1998), Ser. B, MBIA
     2,500,000 zero %, 7/1/13                        Aaa              1,746,875
     1,340,000 zero %, 7/1/12                        Aaa                986,575
    20,500,000 San Diego, Wtr. Util. Rev. Bonds,
               FGIC, 4 3/4s, 8/1/28                  Aaa             20,602,500
               San Diego Cnty., COP
     4,000,000 (Burnham Institute), 6 1/4s, 9/1/29   Baa3             4,230,000
    15,800,000 AMBAC, 5 1/4s, 9/1/06                 AAA/P           16,846,750
               San Diego Cnty., Wtr. Auth. COP,
               Ser. A
     5,000,000 5 3/4s, 5/1/11                        AA               5,843,750
    12,000,000 FGIC, 5s, 5/1/14                      Aaa             13,020,000
               San Diego Cnty., Wtr. Auth. IF COP,
               Ser. B, MBIA
    20,000,000 11.37s, 4/8/21                        Aaa             24,725,000
    28,350,000 11.37s, 4/21/11                       Aaa             40,540,500
     7,225,000 San Francisco, City & Cnty. Redev.
               Fin. Auth. Rev. Bonds (Redev.
               Project), Ser. B, FGIC, 5 1/4s,
               8/1/18                                Aaa              7,965,563
    10,000,000 San Francisco, State Bldg. Auth.
               Lease Rev. Bonds (San Francisco
               Civic Ctr. Complex), Ser. A,
               AMBAC, 5 1/4s, 12/1/21                Aaa             10,687,500
               San Joaquin Hills, Trans. Corridor
               Agcy. Rev. Bonds (Toll Road)
    34,125,000 5s, 1/1/33                            Baa3            31,608,281
    25,000,000 Ser. A, MBIA, zero %, 1/15/32         Aaa              5,812,500
    21,625,000 Ser. A, MBIA, zero %, 1/15/23         Aaa              8,352,656
               San Marcos, Pub. Fac. Auth.
               Rev. Bonds
     3,000,000 5.8s, 9/1/27                          Baa3             3,172,500
     1,635,000 5.8s, 9/1/18                          Baa3             1,755,581
     2,295,000 5 1/2s, 9/1/10                        Baa3             2,501,550
    40,000,000 San Mateo Cnty., Joint Pwr. Fin.
               Auth. Rev. Bonds, FSA, 5 3/4s,
               7/15/29                               Aaa             41,324,000
       600,000 Santa Ana, Hlth. Fac. VRDN
               (Multi-Modal Town & Country), 1.12s,
               10/1/20                               A-1+               600,000
     4,590,000 Santa Barbara Cnty., COP, AMBAC, 5s,
               10/1/27                               Aaa              4,767,863
               Santaluz Cmnty., Facs. Dist. No. 2
               Special Tax Rev. Bonds, Ser. B
    18,750,000 (Impt. Area No. 1), 6 3/8s, 9/1/30    BB/P            19,242,188
       500,000 (Impt. Area No. 3), 6.2s, 9/1/30      BB+/P              510,625
       500,000 (Impt. Area No. 3), 6.1s, 9/1/21      BB+/P              509,375
     7,525,000 Sierra View, Hlth. Care Dist.
               Rev. Bonds, 5.4s, 7/1/22              BBB+             7,318,063
    45,200,000 South Orange Cnty., Pub. Fin. Auth.
               Rev. Bonds, FGIC, 5 1/2s, 8/15/15     Aaa             46,674,424
               Southern CA Pub. Pwr. Auth.
               Rev. Bonds, Ser. A
     3,750,000 (Southern Transmission), FSA,
               5 1/4s, 7/1/18                        Aaa              4,125,000
    42,690,000 (Mead Adelanto), AMBAC, 4 7/8s,
               7/1/20                                Aaa             43,490,438
     3,000,000 Stockton, Cmnty. Fac. Dist. Special
               Tax Rev. Bonds (Mello Roos-Weston
               Ranch), Ser. A, 5.8s, 9/1/14          Baa1             3,131,250
     5,700,000 Stockton, Hlth. Facs. VRDN (Dameron
               Hosp. Assn.), Ser. A, 1.10s, 12/1/32  VMIG1            5,700,000
     6,545,000 Sunnyvale, Cmnty. Fac. Dist. Special
               Tax Rev. Bonds, 7.65s, 8/1/21         BB-/P            6,610,450
               Thousand Oaks, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (Marketplace
               94-1)
     5,000,000 6 7/8s, 9/1/24                        B/P              5,337,500
    25,905,000 zero %, 9/1/14                        B/P             11,689,631
     5,000,000 Tobacco Securitization Auth. of
               Southern CA Rev. Bonds, Ser. A,
               5 5/8s, 6/1/43                        Baa2             4,287,500
               Torrance, Memorial Med. Ctr.
               Rev. Bonds, Ser. A
     1,000,000 6s, 6/1/22                            A1               1,091,250
     2,000,000 5 1/2s, 6/1/31                        A1               2,072,500
     4,000,000 Tustin, Unified School Dist. Bonds
               (Cmnty. Fac. Dist. No. 97-1), U.S.
               Govt. Coll., 6 3/8s, 9/1/35           AAA              4,825,000
    10,195,000 U. of CA Rev. Bonds (Med. Ctr.),
               AMBAC, 5.7s, 7/1/11                   Aaa             11,278,219
               Vallejo, COP (Marine World
               Foundation)
    10,000,000 7.2s, 2/1/26                          BBB-/P           9,950,000
     4,000,000 7s, 2/1/17                            BBB-/P           3,990,000
    11,185,000 Valley Hlth. Syst. COP, 6 7/8s,
               5/15/23                               B+               9,129,756
                                                                 --------------
                                                                  2,349,335,152

Puerto Rico (8.9%)
-------------------------------------------------------------------------------
    14,000,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds, 5 1/2s,
               5/15/39                               Baa2            13,685,000
               Cmnwlth. of PR, G.O. Bonds
    11,110,000 FSA, 6 1/2s, 7/1/12                   Aaa             13,776,400
     3,960,000 (Pub. Impt.), Ser. A, FGIC, 5 1/2s,
               7/1/22                                Aaa              4,643,100
    25,000,000 (Pub. Impt.), Ser. A, MBIA, 5 1/2s,
               7/1/20                                Aaa             29,343,742
     8,200,000 (Pub. Impt.), Ser. A, FGIC, 5 1/2s,
               7/1/17                                Aaa              9,624,750
     3,695,000 (Pub. Impt.), FSA, 5 1/2s, 7/1/16     Aaa              4,341,625
     4,485,000 (Pub. Impt.), Ser. A, MBIA, 5 1/2s,
               7/1/16                                Aaa              5,269,875
    14,000,000 (Pub. Impt.), FSA, 5 1/4s, 7/1/20     Aaa             16,012,500
     6,075,000 (Pub. Impt.), FSA, 5 1/4s, 7/1/16     Aaa              6,986,250
               Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds
     5,515,000 Ser. B, MBIA, 5 7/8s, 7/1/35          AAA              6,466,338
     2,985,000 Ser. B, MBIA, 5 7/8s, 7/1/35
               (Prerefunded)                         AAA              3,555,881
     9,000,000 Ser. E, FSA, 5 1/2s, 7/1/23           Aaa             10,518,750
     5,000,000 Ser. E, FSA, 5 1/2s, 7/1/21           Aaa              5,887,500
               Cmnwlth. of PR, Muni. Fin. Agcy.
               Rev. Bonds, Ser. A, FSA
     2,000,000 5 1/4s, 8/1/20                        Aaa              2,200,000
     3,000,000 5 1/4s, 8/1/18                        Aaa              3,311,250
               PR Elec. Pwr. Auth. Rev. Bonds, MBIA
     9,565,000 Ser. KK, 5 1/2s, 7/1/15               Aaa             11,238,875
    25,000,000 Ser. NN, 4 3/4s, 7/1/33               Aaa             25,437,500
    14,800,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa3            15,688,000
    30,000,000 PR Infrastructure Fin. Auth. Special
               Rev. Bonds, Ser. A, 5 1/2s, 10/1/40   Aaa             33,412,500
    10,000,000 U. of PR Rev. Bonds, Ser. O, MBIA,
               5 3/8s, 6/1/30                        Aaa             10,512,500
                                                                 --------------
                                                                    231,912,336
-------------------------------------------------------------------------------
               Total Investments
               (cost $2,315,218,384)                             $2,581,247,488
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,594,181,668.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2004. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2004 was $145,324,150 or 5.6% of net assets.

      The rates shown on VRDN, mandatory put bonds and FRB are the current interest rates shown at March 31, 2004.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at March 31, 2004.

      The fund had the following industry group concentrations greater than 10% at March 31, 2004 (as a percentage of net assets):

      Water and sewer        16.2%
      Utilities              13.8

      The fund had the following insurance concentrations greater than 10% at March 31, 2004 (as a percentage of net assets):

      MBIA                   25.0%
      AMBAC                  20.4

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$2,315,218,384) (Note 1)                                       $2,581,247,488
-------------------------------------------------------------------------------
Cash                                                               29,493,898
-------------------------------------------------------------------------------
Interest and other receivables                                     34,238,243
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                878,157
-------------------------------------------------------------------------------
Receivable for securities sold                                        335,265
-------------------------------------------------------------------------------
Total assets                                                    2,646,193,051

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               4,664,982
-------------------------------------------------------------------------------
Payable for securities purchased                                   39,541,877
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          2,521,259
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        3,055,962
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            538,527
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                197,644
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                           10,515
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,382,507
-------------------------------------------------------------------------------
Other accrued expenses                                                 98,110
-------------------------------------------------------------------------------
Total liabilities                                                  52,011,383
-------------------------------------------------------------------------------
Net assets                                                     $2,594,181,668

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $2,340,272,416
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (547,965)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (11,571,887)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        266,029,104
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,594,181,668

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,269,023,640 divided by 262,506,267 shares)                          $8.64
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $8.64)*                  $9.05
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($290,440,838 divided by 33,630,171 shares)**                           $8.64
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($27,085,141 divided by 3,121,992 shares)**                             $8.68
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,632,049 divided by 884,769 shares)                                  $8.63
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.63)***                $8.92
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2004 (Unaudited)

Interest income:                                                  $70,892,498
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,282,228
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,315,282
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             34,746
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       18,264
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,352,531
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,351,378
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 144,505
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  20,153
-------------------------------------------------------------------------------
Other                                                                 153,432
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           27,774
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (27,774)
-------------------------------------------------------------------------------
Total expenses                                                     11,672,519
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (74,226)
-------------------------------------------------------------------------------
Net expenses                                                       11,598,293
-------------------------------------------------------------------------------
Net investment income                                              59,294,205
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   23,263,390
-------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period       (2,256,300)
-------------------------------------------------------------------------------
Net gain on investments                                            21,007,090
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $80,301,295
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    March 31     September 30
Decrease in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $59,294,205     $135,198,421
-------------------------------------------------------------------------------
Net realized gain on investments                  23,263,390        4,252,296
-------------------------------------------------------------------------------
Net unrealized depreciation of investments        (2,256,300)     (63,940,090)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        80,301,295       75,510,627
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From ordinary income
Class A                                           (4,315,552)              --
-------------------------------------------------------------------------------
Class B                                             (592,897)              --
-------------------------------------------------------------------------------
Class C                                              (52,243)              --
-------------------------------------------------------------------------------
Class M                                              (15,095)              --
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                          (52,552,787)    (118,558,523)
-------------------------------------------------------------------------------
Class B                                           (6,074,554)     (15,129,044)
-------------------------------------------------------------------------------
Class C                                             (530,111)      (1,167,251)
-------------------------------------------------------------------------------
Class M                                             (168,211)        (491,817)
-------------------------------------------------------------------------------
From net realized short-term gain on investments
Class A                                           (3,560,481)        (122,586)
-------------------------------------------------------------------------------
Class B                                             (488,974)         (18,857)
-------------------------------------------------------------------------------
Class C                                              (43,101)          (1,423)
-------------------------------------------------------------------------------
Class M                                              (12,453)            (565)
-------------------------------------------------------------------------------
From net realized long-term gain on investments
Class A                                           (6,392,682)     (15,936,174)
-------------------------------------------------------------------------------
Class B                                             (877,930)      (2,451,452)
-------------------------------------------------------------------------------
Class C                                              (77,385)        (185,018)
-------------------------------------------------------------------------------
Class M                                              (22,359)         (73,446)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (344,606,930)    (194,347,359)
-------------------------------------------------------------------------------
Total decrease in net assets                    (340,082,450)    (272,972,888)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            2,934,264,118    3,207,237,006
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $547,965
and undistributed net investment income of
$4,459,280, respectively)                     $2,594,181,668   $2,934,264,118
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------
                                 Six months
                                   ended
                                  March 31
Per-share                       (Unaudited)                      Year ended September 30
operating performance              2004         2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $8.62        $8.84        $8.71        $8.35        $8.25        $8.89
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income               .19          .39          .41          .42          .43          .42 (d)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          .08         (.17)         .15          .36          .10         (.59)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations               .27          .22          .56          .78          .53         (.17)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                  (.21)        (.39)        (.41)        (.42)        (.43)        (.42)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (.04)        (.05)        (.02)          -- (c)       --         (.05)
-------------------------------------------------------------------------------------------------------------
Total distributions                (.25)        (.44)        (.43)        (.42)        (.43)        (.47)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $8.64        $8.62        $8.84        $8.71        $8.35        $8.25
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             3.11*        2.64         6.69         9.57         6.71        (2.01)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $2,269,024   $2,540,224   $2,739,618   $2,631,430   $2,514,181   $2,754,624
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)           .39*         .76          .75          .75          .74          .77
-------------------------------------------------------------------------------------------------------------
Ratio of net investment
income to average net
assets (%)                         2.24*        4.52         4.82         4.91         5.29         4.85
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             3.32*       22.39         6.50         9.53        13.44        13.91
-------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------
                                 Six months
                                   ended
                                  March 31
Per-share                       (Unaudited)                      Year ended September 30
operating performance              2004         2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $8.62        $8.83        $8.70        $8.34        $8.24        $8.88
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income               .17          .33          .36          .36          .38          .36 (d)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          .07         (.16)         .15          .37          .10         (.58)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations               .24          .17          .51          .73          .48         (.22)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                  (.18)        (.33)        (.36)        (.37)        (.38)        (.37)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (.04)        (.05)        (.02)          -- (c)       --         (.05)
-------------------------------------------------------------------------------------------------------------
Total distributions                (.22)        (.38)        (.38)        (.37)        (.38)        (.42)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $8.64        $8.62        $8.83        $8.70        $8.34        $8.24
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             2.78*        2.09         6.00         8.87         6.02        (2.65)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                 $290,441     $352,861     $420,977     $497,335     $535,160     $616,446
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)           .71*        1.41         1.40         1.40         1.39         1.42
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)          1.91*        3.87         4.17         4.25         4.64         4.21
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             3.32*       22.39         6.50         9.53        13.44        13.91
-------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------
                                 Six months                                                       For the
                                   ended                                                           period
                                  March 31                       Year ended                    July 26, 1999+
Per-share                       (Unaudited)                     September 30                    to Sept. 30
operating performance              2004         2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $8.65        $8.87        $8.74        $8.37        $8.26        $8.47
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income               .16          .32          .35          .35          .37          .04 (d)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          .08         (.17)         .15          .37          .11         (.18)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations               .24          .15          .50          .72          .48         (.14)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                  (.17)        (.32)        (.35)        (.35)        (.37)        (.07)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (.04)        (.05)        (.02)          -- (c)       --           --
-------------------------------------------------------------------------------------------------------------
Total distributions                (.21)        (.37)        (.37)        (.35)        (.37)        (.07)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $8.68        $8.65        $8.87        $8.74        $8.37        $8.26
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             2.85*        1.83         5.83         8.81         5.97        (1.70)*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $27,085      $32,171      $30,974      $14,913       $5,510       $1,018
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)           .79*        1.56         1.55         1.55         1.54          .29*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)          1.84*        3.72         4.00         4.16         4.43          .81*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             3.32*       22.39         6.50         9.53        13.44        13.91
-------------------------------------------------------------------------------------------------------------


  * Not annualized.

  + Commencement of operations.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
                                  March 31
Per-share                       (Unaudited)                     Year ended September 30
operating performance              2004         2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $8.61        $8.82        $8.69        $8.33        $8.24        $8.88
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income               .18          .36          .39          .39          .41          .38 (d)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          .08         (.16)         .15          .37          .09         (.57)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations               .26          .20          .54          .76          .50         (.19)
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                  (.20)        (.36)        (.39)        (.40)        (.41)        (.40)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (.04)        (.05)        (.02)          -- (c)       --         (.05)
-------------------------------------------------------------------------------------------------------------
Total distributions                (.24)        (.41)        (.41)        (.40)        (.41)        (.45)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $8.63        $8.61        $8.82        $8.69        $8.33        $8.24
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             2.96*        2.45         6.38         9.25         6.25        (2.31)
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $7,632       $9,009      $15,668      $13,069      $11,895      $15,318
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)           .54*        1.06         1.05         1.05         1.04         1.07
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)          2.09*        4.21         4.51         4.60         4.98         4.56
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             3.32*       22.39         6.50         9.53        13.44        13.91
-------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
March 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam California Tax Exempt Income Fund (the "fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing in a diversified portfolio of longer-term California tax-exempt securities. The fund may by affected by economic and political developments in the state of California.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2004 $596,802 of losses recognized during the period November 1, 2002 to September 30, 2003.

The aggregate identified cost on a tax basis is $2,316,996,419, resulting in gross unrealized appreciation and depreciation of $267,586,962 and $3,335,893, respectively, or net unrealized appreciation of $264,251,069.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor serving agent functions to the fund. During the six months ended March 31, 2004, the fund paid PFTC $1,096,414 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2004, the fund's expenses were reduced by $74,226 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,168, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $28,888 and $136 from the sale of class A and class M shares, respectively, and received $333,913 and $1,638 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2004, Putnam Retail Management, acting as underwriter, received $8,065 on class A redemptions.


Note 3
Purchases and sales of securities

During the six months ended March 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $85,882,012 and $482,791,382, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At March 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,313,953       $54,512,858
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     4,534,625        39,024,076
----------------------------------------------------------------
                                    10,848,578        93,536,934

Shares repurchased                 (42,918,336)     (368,568,509)
----------------------------------------------------------------
Net decrease                       (32,069,758)    $(275,031,575)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         20,954,048      $180,266,726
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     9,082,533        78,083,235
----------------------------------------------------------------
                                    30,036,581       258,349,961

Shares repurchased                 (45,495,576)     (390,953,686)
----------------------------------------------------------------
Net decrease                       (15,458,995)    $(132,603,725)
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            514,845        $4,427,400
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       576,514         4,955,975
----------------------------------------------------------------
                                     1,091,359         9,383,375

Shares repurchased                  (8,415,964)      (72,426,739)
----------------------------------------------------------------
Net decrease                        (7,324,605)     $(63,043,364)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,267,849       $28,207,477
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,276,387        10,964,367
----------------------------------------------------------------
                                     4,544,236        39,171,844

Shares repurchased                 (11,271,918)      (96,708,897)
----------------------------------------------------------------
Net decrease                        (6,727,682)     $(57,537,053)
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            169,039        $1,466,634
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        53,884           465,314
----------------------------------------------------------------
                                       222,923         1,931,948

Shares repurchased                    (818,134)       (7,070,259)
----------------------------------------------------------------
Net decrease                          (595,211)      $(5,138,311)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,432,319       $12,424,074
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       109,164           941,687
----------------------------------------------------------------
                                     1,541,483        13,365,761

Shares repurchased                  (1,317,298)      (11,349,397)
----------------------------------------------------------------
Net increase                           224,185        $2,016,364
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             17,554          $151,318
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        18,015           154,717
----------------------------------------------------------------
                                        35,569           306,035

Shares repurchased                    (197,602)       (1,699,715)
----------------------------------------------------------------
Net decrease                          (162,033)      $(1,393,680)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            322,139        $2,779,480
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        49,226           422,551
----------------------------------------------------------------
                                       371,365         3,202,031

Shares repurchased                  (1,100,842)       (9,424,976)
----------------------------------------------------------------
Net decrease                          (729,477)      $(6,222,945)
----------------------------------------------------------------


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended March 31, 2004, Putnam Management has assumed $27,774 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S.
  Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA045-213219  027/337/2MX/677  5/04

Not FDIC Insured   May Lose Value   No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2004